EXHIBIT 10.7

                  Supplemental Agreement No. 16

                               to

                   Purchase Agreement No. 1783

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 757 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 2, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993 (the Agreement), as amended and supplemented, relating to Boeing Model 757-200 aircraft (the
Aircraft); and

     WHEREAS, Boeing and Buyer executed Letter Agreement
6-1162-WLJ-497 to Purchase Agreements No. 1782, 1783, 1784 and 1785
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] on December 23, 1993, and

     WHEREAS, Boeing and Buyer executed Letter Agreement 6-1162-
WLJ-497 with the intent of including such letter in a Supplemental Agreement, however the letter agreement was inadvertently not included in any Supplemental Agreement, and

     WHEREAS, Boeing and Buyer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] and

     WHEREAS, Boeing and Buyer have agreed to clarify the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] provisions of the Agreement; and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 16.

     1.2 Remove and replace, in its entirety, Article 1, Subject Matter of Sale, with new Article 1 (attached hereto) to incorporate a correction to the title of paragraph 1.1.1.

     1.3 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to incorporate a revised delivery schedule for the two (2) Block C Aircraft.

     1.4 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices for the two (2) Block C
Aircraft.

     1.5    Remove and replace, in its entirety, the Delivery
Schedule for Model 757-224 Aircraft, following Article 15, with a revised delivery schedule (attached hereto) to incorporate current Aircraft delivery data.

2.   Letter Agreements:

     Add new Letter Agreement 6-1162-WLJ-497 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(attached hereto).

     Remove and replace, in its entirety, Letter Agreement No. 6-1162-GOC-132R1, "Special Matters" with new Letter Agreement No. 6-1162-GOC-132R2, "Special Matters" (attached hereto) to incorporate the effect of clarifying the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Provisions.

3.   Credit of Additional Advance Payments.

     Within Three (3) business days after execution of this Supplemental Agreement, Boeing shall transfer to Buyer's account, the sum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which sum represents credit then due with respect to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] provisions and advance payments then due with respect to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.


THE BOEING COMPANY              CONTINENTAL AIRLINES, INC.



By:     /s/ J. A. McGarvey      By:     /s/ Brian Davis


Its:  Attorney-In-Fact          Its:  Vice President

                       TABLE OF CONTENTS

ARTICLES                                           Page  Revised
                                                           By

ARTICLE 1.   Subject Matter of Sale. . . . . . .   1-1   SA#16

ARTICLE 2.   Delivery, Title and Risk of Loss. .   2-1   SA#16

ARTICLE 3.   Price of Aircraft . . . . . . . . .   3-1   SA#16

ARTICLE 4.   Taxes . . . . . . . . . . . . . . .   4-1

ARTICLE 5.   Payment . . . . . . . . . . . . . .   5-1

ARTICLE 6.   Excusable Delay . . . . . . . . . .   6-1

ARTICLE 7.   Changes to the Detail Specification   7-1   SA#4

ARTICLE 8.   Federal Aviation Requirements and
             Certificates. . . . . . . . . . . .   8-1

ARTICLE 9.   Representatives, Inspection,
             Flights and Test Data . . . . . . .   9-1

ARTICLE 10.  Assignment, Resale or Lease . . . .   10-1

ARTICLE 11.  Termination for Certain Events. . .   11-1

ARTICLE 12.  Product Assurance; Disclaimer and
             Release; Exclusion of Liabilities;
             Customer Support; Indemnification
             and Insurance . . . . . . . . . . .   12-1

ARTICLE 13.  Buyer Furnished Equipment and
             Spare Parts . . . . . . . . . . . .   13-1  SA#2

ARTICLE 14.  Contractual Notices and Requests. .   14-1

ARTICLE 15.  Miscellaneous . . . . . . . . . . .   15-1

Schedule for Delivery of Model 757-224 Aircraft.         SA#16

EXHIBITS

EXHIBIT A    Aircraft Configuration. . . . . . .   A-1   SA#8

EXHIBIT B    Product Assurance Document. . . . .   B-1   SA#2

EXHIBIT C    Customer Support Document . . . . .   C-1   SA#2

EXHIBIT D    Price Adjustments Due to Economic
               Fluctuations - Airframe and
               Engines . . . . . . . . . . . . .   D-1   SA#11

EXHIBIT E    Buyer Furnished Equipment Provisions
             Document. . . . . . . . . . . . . .   E-1   SA#4

EXHIBIT F    Defined Terms Document. . . . . . .   F-1   SA#2


LETTER AGREEMENTS

1783-1       Spare Parts Support                         SA#2

1783-2       Seller Purchased Equipment                  SA#2

1783-4       Waiver of Aircraft Demonstration            SA#2
               Flights

1783-5       Promotional Support                         SA#2

1783-6       Configuration Matters                       SA#2

1783-7       Price Adjustment on Rolls-Royce Engines     SA#2

1783-8       Spare Parts Provisioning                    SA#2

1783-9R1     Escalation Sharing                          SA#10


6-1162-WLJ-359    Aircraft Performance Guarantees        SA#2

6-1162-WLJ-367R5  Disclosure of Confidential Info        SA#9

6-1162-WLJ-369    Additional Considerations              SA#2

6-1162-WLJ-372    Conditions Relating to                 SA#2
                  Purchase Agreement

6-1162-WLJ-380    Performance Guarantees, Demonstrated   SA#2
                  Compliance

6-1162-WLJ-384    [CONFIDENTIAL MATERIAL OMITTED AND     SA#2
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO A
                  REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-391R1  Special Purchase Agreement Provisions  SA#4

6-1162-WLJ-393    [CONFIDENTIAL MATERIAL OMITTED AND     SA#2
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO A
                  REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-405    Certain Additional Contractual   SA#2
                  Matters

6-1162-WLJ-409    Satisfaction of Conditions Relating    SA#2
                  to the Purchase Agreement

6-1162-WLJ-497    [CONFIDENTIAL MATERIAL OMITTED AND     SA#16
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO A
                  REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-RGP-946R1  Special Provisions Relating to         SA#5
                  the Rescheduled Aircraft

6-1162-MMF-289R1  [CONFIDENTIAL MATERIAL OMITTED AND     SA#10
                  FILED SEPARATELY WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO A
                  REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-319    Special Provisions Relating to         SA#7
                  the Rescheduled Aircraft

6-1162-GOC-132R2  Special Matters                        SA#16

6-1162-DMH-680    Delivery Delay Resolution Program      SA#15

SUPPLEMENTAL AGREEMENTS            Dated as of:

Supplemental Agreement No. 1       April 29, 1993

Supplemental Agreement No. 2       November 4, 1993

Supplemental Agreement No. 3       November 19, 1993

Supplemental Agreement No. 4       March 31, 1995

Supplemental Agreement No. 5       November 30, 1995

Supplemental Agreement No. 6       June 13, 1996

Supplemental Agreement No. 7       July 23, 1996

Supplemental Agreement No. 8       October 27, 1996

Supplemental Agreement No. 9       August 13, 1997

Supplemental Agreement No.10       October 10, 1997

Supplemental Agreement No. 11      July 30, 1998

Supplemental Agreement No. 12      September 29, 1998

Supplemental Agreement No. 13      November 16, 1998

Supplemental Agreement No. 14      December 17, 1998

Supplemental Agreement No. 15      February 18, 1999

Supplemental Agreement No. 16      July 2, 1999

ARTICLE 1.  Subject Matter of Sale.

       1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the following Boeing Model 757-224 aircraft (the Aircraft).

             1.1.1  Block A, A-1, B, and C Aircraft.  Twenty-seven
(27) Block A and A-1 Aircraft (the Block A and A-1 Aircraft), Nine
(9) Block B Aircraft (the Block B Aircraft), and Five (5) Block C Aircraft (the Block C Aircraft) manufactured in accordance with Boeing detail specification D924N104-3, dated as of even date herewith, as described in Exhibit A, and as modified from time to time in accordance with this Agreement (Detail Specification).

       1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

       1.3   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

       1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 2.  Delivery, Title and Risk of Loss.

       2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

       Month and Year
       of Delivery                 Quantity of Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

       2.2   Notice of Target Delivery Date.  Boeing will give
Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

       2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days' notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

       2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

       2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

       2.6 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3.  Price of Aircraft.

       3.1   Definitions.

             3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

             3.1.2   Base Airframe Price is the Aircraft Basic
Price excluding the price of Special Features and Engines.

             3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

             3.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special
Features.

             3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special
Features) as calculated pursuant to Exhibit D.

             3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

             3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected Aircraft and is used to establish the Base Airframe Price when the Base Airframe Price was not established at the time of execution of this Agreement.

       3.2   Aircraft Basic Price.

             3.2.1 Block A Aircraft. The Aircraft Basic Price of the Block A Aircraft, expressed in July 1992 dollars, is set forth below:

             Base Airframe Price:  [CONFIDENTIAL MATERIAL OMITTED
             Special Features      AND FILED SEPARATELY WITH THE
             Engine Price          SECURITIES AND EXCHANGE
                                   COMMISSION PURSUANT TO A
             Block A Aircraft      REQUEST FOR CONFIDENTIAL
             Basic Price           TREATMENT]

             3.2.2  Block A-1 and Block B Aircraft.  The Aircraft
Basic Price of the Block A-1 and Block B Aircraft with delivery, expressed in July 1992 dollars, is set forth below:

             Base Airframe Price:  [CONFIDENTIAL MATERIAL OMITTED
             Special Features      AND FILED SEPARATELY WITH THE
             Engine Price          SECURITIES AND EXCHANGE
                                   COMMISSION PURSUANT TO A
             Block A-1/B Aircraft  REQUEST FOR CONFIDENTIAL
             Basic Price           TREATMENT]

The special features value above for the Block A-1 and Block B
Aircraft incorporates the special features reprice activity noted in Exhibit A-1 which includes Exhibit A, Change Orders 1,2, and 3 plus accepted Master Changes as of June 1, 1996.

             3.2.2 Block C Aircraft. The Aircraft Basic Price of the Block C Aircraft with delivery, expressed in July 1997 dollars, is set forth below:

             Base Airframe Price:  [CONFIDENTIAL MATERIAL OMITTED
             Special Features      AND FILED SEPARATELY WITH THE
             Engine Price          SECURITIES AND EXCHANGE
                                   COMMISSION PURSUANT TO A
             Block C Aircraft      REQUEST FOR CONFIDENTIAL
             Basic Price           TREATMENT]

The special features value above for the Block C Aircraft incorporates the special features reprice activity noted in Exhibit A-1 which includes Exhibit A, Change Orders 1,2, and 3 plus accepted Master Changes as of June 1, 1996.

       3.3   Aircraft Price.

             3.3.1 Block A Aircraft, Block A-1 Aircraft and Block B Aircraft. The Aircraft Price of the Block A Aircraft, Block A-1 Aircraft and Block B Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                     3.3.1.1   the Block A Aircraft Basic Price,
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] plus

                     3.3.1.2   the Economic Price Adjustments for
the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic
Fluctuations - Airframe and Engine - Block A, Block A-1 and Block
B Aircraft) plus

                     3.3.1.3   other price adjustments made
pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

             3.3.1   Block C Aircraft.  The Aircraft Price of the
Block C Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                     3.3.1.1   the Block C Aircraft Basic Price,
which is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] plus

                     3.3.1.2   the Economic Price Adjustments for
the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic
Fluctuations - Airframe and Engine - Block C Aircraft) plus

                     3.3.1.3   other price adjustments made
pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

       3.4   Advance Payment Base Price.

             3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

       Month and Year of       Advance Payment Base
       Scheduled Delivery       Price per Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

       3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of the first Aircraft scheduled for delivery in a calendar year (First Aircraft), Boeing will increase or decrease the Advance Payment Base Price of the First Aircraft and all Aircraft scheduled for delivery after the First Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

Continental Airlines, Inc.
Delivery Schedule for Model 757-224 Aircraft


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-WLJ-497




Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019

Subject:     Letter Agreement No. 6-1161-WLJ-497 to Purchase
             Agreement No. 1782, 1783, 1784 and 1785 -
             [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
             WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
             TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to the following Purchase Agreements, each dated as of March 18, 1993, as amended and supplemented (the Purchase Agreements) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer): Purchase Agreement No. 1782 relating to Model 737-524 Aircraft (Purchase Agreement 1782); Purchase Agreement No. 1783 relating to Model 757-224 Aircraft (Purchase Agreement 1783); Purchase Agreement No. 1784 relating to Model 767-324ER Aircraft (Purchase Agreement 1784); and Purchase Agreement No. 1785 relating to Model 777-224 Aircraft (Purchase Agreement
1785), collectively referred to as the Purchase Agreements.

Specific reference is made to a Letter Agreement in each of the Purchase Agreements, entitled Special Matters, each of which contains provisions relating to Buyer's [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This letter, when accepted by Buyer, will become part of the Purchase Agreements and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreements, and not defined herein, shall have the same meaning as in the Purchase
Agreements.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Payment Schedule Revision for Other Changes to Purchase
Agreement     In addition to the provisions of paragraph (3) and
(4) above, the Payment Schedule shall also be revised to incorporate the effects of the following changes to the Purchase
Agreements (Other Changes):

       5.1 Option Aircraft. The Payment Schedule shall be revised to incorporate the effects of adding as firm aircraft those Option Aircraft which Buyer has exercised its right to purchase (New Firm Aircraft) pursuant to the applicable Option Aircraft Letter Agreement. Each Option Aircraft Supplemental Agreement adding New Firm Aircraft shall include a Revised Payment Schedule, which shall be effective as of the effective date of the Option Aircraft Supplemental Agreement (Effective Date).

       5.2 Delivery Schedule Revisions.If Boeing and Buyer mutually agree to change the delivery schedule of one or more Firm Aircraft (Rescheduled Aircraft) in a Purchase Agreement, such change will be in the form of a supplemental agreement to the Purchase Agreement. The supplemental agreement shall include a Revised Payment Schedule effective as of the date such supplemental agreement is effective (Effective Date). The Advance Payment Base Price of Rescheduled Aircraft shall be calculated using Boeing's then-current escalation factors.

       5.3   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT]

       5.4   Payment Adjustment as of the Effective Date

             5.4.1 Advance Payments. Buyer shall pay to Boeing or Boeing shall refund to Buyer within three (3) business days after the Effective Date, the difference, if any, between Advance Payments paid and Advance Payments due as of the Effective Date.

             5.4.2   [CONFIDENTIAL MATERIAL OMITTED AND FILED
       SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       5.5   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.     Payment Instructions.   Buyer's payments to Boeing and
Boeing's refunds to Buyer shall be made to the following bank accounts until written notice is furnished by one party to the other advising of a change in its account.

       Buyer's account:        Chase Manhattan Bank, N.A.
                               New York, New York
                               ABA 021000021
                               Account Number:[CONFIDENTIAL
                               MATERIAL OMITTED AND FILED
                               SEPARATELY WITH THE SECURITIES AND
                               EXCHANGE COMMISSION PURSUANT TO A
                               REQUEST FOR CONFIDENTIAL TREATMENT]

       Boeing's account:       Chase Manhattan Bank, N.A.
                               New York, New York
                               ABA 021000021
                               Account Number:[CONFIDENTIAL
                               MATERIAL OMITTED AND FILED
                               SEPARATELY WITH THE SECURITIES AND
                               EXCHANGE COMMISSION PURSUANT TO A
                               REQUEST FOR CONFIDENTIAL TREATMENT]

8.     Confidentiality.     This Letter Agreement will be treated
by the parties as privileged and confidential under the terms of the applicable Disclosure of Confidential Information Letter
Agreement in each of the Purchase Agreements.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By     /s/  Richard G. Plant
Its    Attorney-in-Fact


ACCEPTED AND AGREED this
Date:  December 23, 1993

CONTINENTAL AIRLINES, INC.

By     /s/  Gerald Laderman
Its    Vice President - Aircraft Programs

Attachment A to 6-1162-WLJ-497
Effective Date:  12/23/93

                   CONTINENTAL AIRLINES, INC.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment B to 6-1162-WLJ-497
Page 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment C to 6-1162-WLJ-497
Page 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

July  2, 1999
6-1162-GOC-132R2



CONTINENTAL AIRLINES, INC.
1600 Smith
Houston, Texas  77002



Subject:     Letter Agreement No. 6-1162-GOC-132R2 to Purchase
             Agreement No. 1783 - Special Matters


Ladies and Gentlemen:

This Letter Agreement amends and supplements Purchase Agreement No. 1783 dated as of March 18, 1993 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 757-224 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-132R1, dated December 17, 1998.

All terms used herein and in the Purchase Agreement, and not defined herein, will have the same meaning as in the Purchase
Agreement.

1.     Credit Memoranda.

       In consideration of Buyer's purchase of Model 757-224 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The 757-224 Credit Memorandum Amount is subject to the same airframe escalation as is used to calculate the Aircraft price at the time of delivery.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

       2.2   Option Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND
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3.     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
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4.     Option Aircraft.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
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5.     Increased Gross Weight.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
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6.     Assignment of Credits.

       Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
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7.     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
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8.     Confidential Treatment.

       Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-WLJ-367R4, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY


By______/s/ J. A. McGarvey____

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:  July 2, 1999

CONTINENTAL AIRLINES, INC.



By_____/s/ Brian Davis _____________

Its_____Vice President______________

                  Continental Airlines, Inc.
        Purchase Agreement 1783 - Model 757-224 aircraft


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